SA FUNDS – Investment Trust
SA Fixed Income Fund
SA U.S. Market Fund
SA U.S. HBtM Fund
SA U.S. Small Company Fund
SA International HBtM Fund
SA International Small Company Fund

Supplement dated April 11, 2007 to the

Prospectus dated October 27, 2006

This Supplement updates information in the Prospectus of the SA Funds – Investment Trust (the “Trust”) dated October 27, 2006.

Dimensional Fund Advisors LP (f/k/a Dimensional Fund Advisors Inc.) (“Dimensional”), the Sub-Adviser of the SA International Small Company Fund (“Fund”), has informed the Trust that The DFA Investment Trust Company has created a new series known as “The Canadian Small Company Series.”  The SA International Small Company Fund invests substantially all of its assets in the International Small Company Portfolio, another mutual fund, which invests substantially all of its assets in up to five international small company master funds, including The Canadian Small Company Series. Accordingly, the Trust’s Prospectus is revised as follows:

The first paragraph under the heading Principal Investment Strategies on page 26 is replaced in its entirety with the following information:

The Fund, instead of buying securities directly, invests substantially all of its assets in another mutual fund, the International Small Company Portfolio of DFA Investment Dimensions Group Inc. (the “DFA Portfolio”), which has the same investment objective as the Fund.  The DFA Portfolio invests its assets in the following series of The DFA Investment Trust Company, each of which is a mutual fund (the “Underlying Funds”):  The Japanese Small Company Series (the “Japanese Series”), The United Kingdom Small Company Series (the “United Kingdom Series”), The Continental Small Company Series (the “Continental Series”), The Asia Pacific Small Company Series (the “Asia Pacific Series”) and The Canadian Small Company Series (the “Canadian Series”).

The fourth paragraph and chart under the heading Principal Investment Strategies on page 26 is replaced in its entirety with the following information:

As of March 30, 2007, the DFA Portfolio invests its assets in the Underlying Funds within the following ranges (expressed as a percentage of the DFA Portfolio’s assets):

Underlying Fund	Investment Range

Japanese Series	15% - 40%

United Kingdom Series	15% - 35%

Continental Series	25% - 50%

Asia Pacific Series	5% - 25%

Canadian Series	0% - 15%

The following information is inserted after the first full paragraph on page 59.

Canadian Series

The Canadian Series generally will invest in a broad and diverse group of readily marketable stocks of Canadian small companies.  The Canadian Series also may invest in securities of Canadian companies listed or traded in the form of European Depositary Receipts, Global Depositary Receipts, American Depositary Receipts or other types of depositary receipts (including non-voting depositary receipts) or dual listed securities.

Dimensional measures company size based primarily on market capitalization.  Dimensional first ranks eligible companies by market capitalization.  Dimensional then determines the universe of eligible stocks by defining the maximum market capitalization of a small company in Canada.  As of December 31, 2006, Dimensional considered Canadian small companies to be those companies with a market capitalization of $1,277 million or below.  This dollar amount will change due to market conditions.  The Canadian Series will not, however, purchase shares of any investment trust or of any company whose market capitalization is less than $5 million.  As a non-fundamental policy, under normal circumstances, the Canadian Series will invest at least 80% of its net assets in securities of Canadian small companies.  If the Canadian Series changes this investment policy, it will notify its shareholders at least 60 days before of the change, and will change its name.

The Canadian Series intends to invest in the stock of eligible companies using a market capitalization weighted approach.

- Please Retain This Supplement For Your Future Reference -